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                      Securities and Exchange Commission
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 10, 1997
                                                 -------------------------------


                            CORPORATE EXPRESS, INC.
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              (Exact Name of Registrant as Specified in Charter)


           Colorado                     0-24642                 84-0978360
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(State or Other Juris-              (Commission File           (IRS Employer
diction of Incorporation)                Number)             Identification No.)


            1 Environmental Way
            Broomfield, Colorado                        80021-3416
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            (Address of Principal                       (Zip Code)
              Executive Offices)



                                (303) 664-2000
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             (Registrant's Telephone Number, Including Area Code)



                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.       Other Events

              On September 10, 1997, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger (the "Merger") of IDD Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Registrant ("Acquisition Sub"), with and into Data Documents Incorporated, a Delaware corporation ("Data Documents"). Pursuant to the Merger Agreement, Data Documents will become a wholly owned subsidiary of the Registrant and each outstanding share of Data Documents' common stock will be converted into 1.1 shares of the Registrant's common stock. The exchange ratio is subject to adjustment if the price per share of the Registrant's common stock is greater than $18.20 or less than $15.00 during a specified period prior to the closing date of the Merger, as provided in the Merger Agreement. In addition, the parties have the right to terminate the Merger Agreement in certain circumstances as provided in the Merger Agreement. The shares of the Registrant's common stock to be issued to Data Documents' stockholders will be registered on a Registration Statement on Form S-4 filed under the Securities Act of 1933, as amended. The consummation of the Merger is subject to approval by Data Documents' stockholders, receipt of all necessary regulatory approvals, satisfactory confirmation that the Merger will be treated as a tax-free reorganization and accounted for as a pooling of interests, and other customary conditions. The Merger Agreement may be terminated by the parties if the Merger is not consummated by December 31, 1997.

Item 7.  Financial Statements and Exhibits

(c)   Exhibits.

      2.1 Agreement and Plan of Merger dated as of September 10, 1997 by and among Corporate Express, Inc., IDD Acquisition Corp. and Data Documents Incorporated

                                       2
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CORPORATE EXPRESS, INC.
                                                     (Registrant)



                                                /s/ Gary M. Jacobs
                                                --------------------------------
Date: September 16, 1997                        By: Gary M. Jacobs
                                                Title: Executive Vice President